Exhibit 32.1 - Chief Executive Officer and Chief Financial Officer
               Certification (Section 906)

                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of IT&E International Group (the "Company") on Form 10-QSB for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Peter R. Sollenne, Chief Executive Officer of the Company, and Chief Financial Officer for the period ending September 30, 2004, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

               (1)   The Report fully complies with the requirements of
                     section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Peter R. Sollenne
---------------------------
    Peter R. Sollenne
    Chief Executive Officer
    Chief Financial Officer


Date  May 4, 2005
      -----------